UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 2, 2025

Ventas, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 North LaSalle Street, Suite 1600, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	VTR	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 4, 2025, Ventas Realty, Limited Partnership (“Ventas Realty”), a wholly owned subsidiary of Ventas, Inc. (the “Company”), issued and sold $500,000,000 in aggregate principal amount of its 5.000% Senior Notes due 2036 (the “Notes”) in a registered public offering pursuant to the existing registration statement of the Company and Ventas Realty on Form S-3 (File Nos. 333-277185 and 333-277185-01) filed under the Securities Act of 1933, as amended. The Notes are guaranteed by the Company on a senior unsecured basis. The Company intends to use the proceeds from this offering for general corporate purposes, which may include repayment of other indebtedness, or any other general corporate purposes the Company may deem necessary or advisable, and to pay related fees and expenses.

The Notes were sold pursuant to an underwriting agreement, dated December 2, 2025 (the “Underwriting Agreement”), among Ventas Realty, the Company and the underwriters named therein. The Notes were issued under an indenture, dated February 23, 2018 (the “Base Indenture”), as supplemented by an eleventh supplemental indenture, dated December 4, 2025 (the “Eleventh Supplemental Indenture”), among Ventas Realty, the Company and U.S. Bank Trust Company, National Association (successor to U.S. Bank National Association), as trustee.

The Underwriting Agreement, the Base Indenture and the Eleventh Supplemental Indenture are filed as Exhibits 1.1, 4.1 and 4.2, respectively, and are each incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
1.1*	Underwriting Agreement, dated December 2, 2025, among Ventas Realty, Limited Partnership, Ventas, Inc. and the underwriters named therein, relating to the 5.000% Senior Notes due 2036.
4.1	Indenture, dated February 23, 2018, among Ventas Realty, Limited Partnership, Ventas, Inc., the Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 23, 2018).
4.2*	Eleventh Supplemental Indenture, dated December 4, 2025, among Ventas Realty, Limited Partnership, as Issuer, Ventas, Inc., as Guarantor, and U.S. Bank Trust Company, National Association (successor to U.S. Bank National Association), as Trustee (including the form of the 5.000% Senior Notes due 2036).
5.1	Opinion of Davis Polk & Wardwell LLP.
23.1	Consent of Davis Polk & Wardwell LLP (included in their opinion filed as Exhibit 5.1).
104	Cover Page Interactive Data File (formatted as inline XBRL).

* In accordance with Item 601(a)(5) of Regulation S-K certain schedules and exhibits have not been filed. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VENTAS, INC.

Date: December 4, 2025	By:	/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, General Counsel, Ethics and Compliance Officer and Corporate Secretary of Ventas, Inc.